Federated Government Income Trust
INSTITUTIONAL SHARES (TICKER FICMX)
SERVICE SHARES (TICKER FITSX)
Federated U.S. Government Securities Fund: 2-5 Years
CLASS R SHARES (TICKER FIGKX)
INSTITUTIONAL SHARES (TICKER FIGTX)
SERVICE SHARES (TICKER FIGIX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
On February 13, 2020, in connection with Federated Investors, Inc.'s corporate name change to Federated Hermes, Inc., which became effective on January 31, 2020, the Boards of Trustees of the Federated Hermes funds listed below (the “Funds”) approved changing each Fund's name. In addition, the Boards approved changing each Fund's registrant name (the “Registrant”) as noted below. There are no changes in fund operations or investment policies as a result of the name changes. The Fund and Registrant name changes will be effective at the close of business on June 26, 2020.
CURRENT REGISTRANT/FUND NAME	NEW REGISTRANT/FUND NAME
Federated Government Income Trust	Federated Hermes Government Income Trust
Federated Government Income Trust	Federated Hermes Government Income Fund
Federated U.S. Government Securities Fund: 2-5 Years	Federated Hermes Short-Intermediate Government Fund
March 24, 2020
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454997 (3/20)
© 2020 Federated Hermes, Inc.